Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$14,195	13,204	7.5%	7.5	—
Europe	5,598	4,921	13.8	5.2	8.6
Western Hemisphere excluding U.S.	1,271	1,135	12.0	11.0	1.0
Asia-Pacific, Africa	3,500	3,260	7.4	7.2	0.2
International	10,369	9,316	11.3	6.6	4.7
Worldwide	$24,564	22,520	9.1%	7.1	2.0

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
Sales to customers by geographic area	2025	2024	Total	Operations	Currency
U.S.	$53,752	50,302	6.9%	6.9	—
Europe	21,535	20,212	6.5	2.4	4.1
Western Hemisphere excluding U.S.	4,875	4,714	3.4	8.4	(5.0)
Asia-Pacific, Africa	14,031	13,593	3.2	3.1	0.1
International	40,441	38,519	5.0	3.4	1.6
Worldwide	$94,193	88,821	6.0%	5.3	0.7

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$9,689	8,977	7.9%	7.9	—
International	6,074	5,355	13.4	7.9	5.5
	15,763	14,332	10.0	7.9	2.1
MedTech
U.S.	4,506	4,227	6.6	6.6	—
International	4,295	3,961	8.5	4.9	3.6
	8,801	8,188	7.5	5.8	1.7
U.S.	14,195	13,204	7.5	7.5	—
International	10,369	9,316	11.3	6.6	4.7
Worldwide	$24,564	22,520	9.1%	7.1	2.0
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
Sales to customers by segment of business	2025	2024	Total	Operations	Currency
Innovative Medicine
U.S.	$36,344	33,970	7.0%	7.0	—
International	24,057	22,994	4.6	2.9	1.7
	60,401	56,964	6.0	5.3	0.7
MedTech
U.S.	17,408	16,332	6.6	6.6	—
International	16,384	15,525	5.5	4.1	1.4
	33,792	31,857	6.1	5.4	0.7
U.S.	53,752	50,302	6.9	6.9	—
International	40,441	38,519	5.0	3.4	1.6
Worldwide	$94,193	88,821	6.0%	5.3	0.7
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$24,564	100.0	$22,520	100.0	9.1
Cost of products sold	7,968	32.4	7,128	31.6	11.8
Gross Profit	16,596	67.6	15,392	68.4	7.8
Selling, marketing and administrative expenses	6,753	27.5	6,453	28.6	4.6
Research and development expense	4,252	17.3	5,298	23.5	(19.7)
In-process research and development impairments	81	0.3	17	0.1
Interest (income) expense, net	(23)	(0.1)	(144)	(0.6)
Other (income) expense, net	483	2.0	(161)	(0.7)
Restructuring	84	0.4	42	0.2
Earnings before provision for taxes on income	4,966	20.2	3,887	17.3	27.8
(Benefit from)/Provision for taxes on income	(150)	(0.6)	456	2.1	(132.9)
Net earnings	$5,116	20.8	$3,431	15.2	49.1

Net earnings per share (Diluted)	$2.10		$1.41		48.9

Average shares outstanding (Diluted)	2,439.0		2,427.1

Effective tax rate	(3.0)%		11.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$7,046	28.7	$5,421	24.1	30.0
Net earnings	$6,009	24.5	$4,946	22.0	21.5
Net earnings per share (Diluted)	$2.46		$2.04		20.6
Effective tax rate	14.7%		8.8%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS
	2025		2024		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$94,193	100.0	$88,821	100.0	6.0
Cost of products sold	30,256	32.1	27,471	30.9	10.1
Gross Profit	63,937	67.9	61,350	69.1	4.2
Selling, marketing and administrative expenses	23,676	25.1	22,869	25.7	3.5
Research and development expense	14,665	15.6	17,232	19.4	(14.9)
In-process research and development impairments	81	0.1	211	0.2
Interest (income) expense, net	(85)	(0.1)	(577)	(0.6)
Other (income) expense, net	(7,209)	(7.6)	4,694	5.3
Restructuring	228	0.2	234	0.3
Earnings before provision for taxes on income	32,581	34.6	16,687	18.8	95.2
Provision for taxes on income	5,777	6.1	2,621	3.0	120.4
Net earnings	$26,804	28.5	$14,066	15.8	90.6

Net earnings per share (Diluted)	$11.03		$5.79		90.5

Average shares outstanding (Diluted)	2,429.4		2,429.4

Effective tax rate	17.7%		15.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$31,681	33.6	$28,979	32.6	9.3
Net earnings	$26,215	27.8	$24,242	27.3	8.1
Net earnings per share (Diluted)	$10.79		$9.98		8.1
Effective tax rate	17.3%		16.3%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Fourth Quarter
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$5,116	$3,431

Pre-tax Adjustments
Litigation related	854	(16)
Intangible Asset Amortization expense	1,186	1,171
Restructuring related [1]	210	62
Acquisition, integration and divestiture related	(190)	298
IPR&D impairments	81	17
(Gains)/losses on securities	(100)	(68)
Orthopaedics Separation related	48	—
COVID-19 Vaccine related costs	—	23
Medical Device Regulation	—	47
Other	(9)	—

Tax Adjustments
Tax impact on special item adjustments [2]	(445)	(80)
Tax legislation and other tax related	(742)	61
Adjusted Net Earnings, after tax	$6,009	$4,946
Average shares outstanding (Diluted)	2,439.0	2,427.1
Adjusted net earnings per share (Diluted)	$2.46	$2.04
Operational adjusted net earnings per share (Diluted)	$2.35
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits were primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expense of $102 million in fiscal 2024 included the termination of partnered and non-partnered program costs, asset impairments and asset divestments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $162 million in the fiscal fourth quarter of 2025 ($307 million Q4 2025 YTD) and $60 million in the fiscal fourth quarter of 2024 ($167 million Q4 2024 YTD) primarily includes costs related to market and product exits. This program was substantially completed in Q4 2025.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. The restructuring expense of $48 million in the fiscal fourth quarter of 2025 ($205 million Q4 2025 YTD) primarily includes costs related to asset impairments and market and product exits. This program is expected to be substantially completed by the end of fiscal year 2026.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Twelve Months Ended
(Dollars in Millions Except Per Share Data)	2025	2024
Net Earnings, after tax- as reported	$26,804	$14,066

Pre-tax Adjustments
Litigation related	(6,040)	5,450
Intangible Asset Amortization expense	4,621	4,526
Restructuring related [1]	512	269
Acquisition, integration and divestiture related	285	1,226
IPR&D impairments	81	211
(Gains)/losses on securities	(427)	306
Orthopaedics Separation related	48	—
COVID-19 Vaccine related costs	—	100
Medical Device Regulation	—	204
Other	20	—

Tax Adjustments
Tax impact on special item adjustments [2]	381	(2,135)
Tax legislation and other tax related	(70)	19
Adjusted Net Earnings, after tax	$26,215	$24,242
Average shares outstanding (Diluted)	2,429.4	2,429.4
Adjusted net earnings per share (Diluted)	$10.79	$9.98
Operational adjusted net earnings per share (Diluted)	$10.58
Notes:
1In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits were primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expense of $102 million in fiscal 2024 included the termination of partnered and non-partnered program costs, asset impairments and asset divestments. This program was completed in Q4 2024.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense of $162 million in the fiscal fourth quarter of 2025 ($307 million Q4 2025 YTD) and $60 million in the fiscal fourth quarter of 2024 ($167 million Q4 2024 YTD) primarily includes costs related to market and product exits. This program was substantially completed in Q4 2025.
In fiscal 2025, the company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. The restructuring expense of $48 million in the fiscal fourth quarter of 2025 ($205 million Q4 2025 YTD) primarily includes costs related to asset impairments and market and product exits. This program is expected to be substantially completed by the end of fiscal year 2026.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Fourth quarter 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	10.0%	7.5%	9.1%
U.S.	7.9%	6.6%	7.5%
International	13.4%	8.5%	11.3%

WW Currency	2.1	1.7	2.0
U.S.	—	—	—
International	5.5	3.6	4.7

WW Operational	7.9%	5.8%	7.1%
U.S.	7.9%	6.6%	7.5%
International	7.9%	4.9%	6.6%

Caplyta	(1.7)		(1.1)
U.S.	(2.8)		(1.9)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.0	0.1	0.1
U.S.	0.0	0.1	0.1
International	0.1	0.2	0.2

WW Adjusted Operational Ex A&D	6.2%	5.9%	6.1%
U.S.	5.1%	6.7%	5.7%
International	8.0%	5.1%	6.8%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Twelve months 2025 actual vs. 2024 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	6.0%	6.1%	6.0%
U.S.	7.0%	6.6%	6.9%
International	4.6%	5.5%	5.0%

WW Currency	0.7	0.7	0.7
U.S.	—	—	—
International	1.7	1.4	1.6

WW Operational	5.3%	5.4%	5.3%
U.S.	7.0%	6.6%	6.9%
International	2.9%	4.1%	3.4%

Shockwave		(1.4)	(0.5)
U.S.		(2.1)	(0.7)
International		(0.5)	(0.2)

Caplyta	(1.2)		(0.7)
U.S.	(2.1)		(1.4)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.0	0.3	0.1
U.S.	0.0	0.3	0.1
International	0.1	0.2	0.1

WW Adjusted Operational Ex A&D	4.1%	4.3%	4.2%
U.S.	4.9%	4.8%	4.9%
International	3.0%	3.8%	3.3%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$3,793	3,019	25.6%	25.6%	—%
Intl	3,069	2,476	23.9	17.3	6.6
WW	6,861	5,497	24.8	21.9	2.9

CARVYKTI
US	420	304	38.2	38.2	—
Intl	135	31	*	*	*
WW	555	334	65.8	63.2	2.6

DARZALEX
US	2,332	1,799	29.6	29.6	—
Intl	1,571	1,285	22.3	16.2	6.1
WW	3,903	3,084	26.6	24.1	2.5

ERLEADA
US	405	342	18.6	18.6	—
Intl	554	442	25.3	17.5	7.8
WW	959	784	22.4	18.0	4.4

IMBRUVICA
US	207	250	(17.4)	(17.4)	—
Intl	478	481	(0.8)	(7.5)	6.7
WW	684	731	(6.5)	(10.9)	4.4

RYBREVANT / LAZCLUZE(3)
US	146	101	45.6	45.6	—
Intl	70	21	*	*	*
WW	216	122	78.0	76.5	1.5

TALVEY
US	105	68	53.8	53.8	—
Intl	44	17	*	*	*
WW	149	85	75.8	73.1	2.7

TECVAYLI
US	110	108	2.7	2.7	—
Intl	66	38	72.2	65.1	7.1
WW	176	146	20.8	18.9	1.9

ZYTIGA / abiraterone acetate
US	5	9	(41.4)	(41.4)	—
Intl	115	127	(9.9)	(11.1)	1.2
WW	119	135	(11.9)	(13.0)	1.1

OTHER ONCOLOGY
US	61	39	54.8	54.8	—
Intl	39	36	8.4	3.0	5.4
WW	100	75	32.9	30.3	2.6

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$2,495	2,856	(12.6)%	(12.6)%	—%
Intl	1,364	1,383	(1.4)	(5.5)	4.1
WW	3,860	4,238	(8.9)	(10.3)	1.4

REMICADE
US	248	231	7.1	7.1	—
US Exports(4)	11	9	17.1	17.1	—
Intl	110	117	(5.6)	(7.3)	1.7
WW	370	359	3.2	2.6	0.6

SIMPONI / SIMPONI ARIA
US	287	262	9.6	9.6	—
Intl	345	321	7.4	3.7	3.7
WW	632	583	8.4	6.4	2.0

STELARA
US	766	1,699	(54.9)	(54.9)	—
Intl	462	650	(28.8)	(32.3)	3.5
WW	1,230	2,349	(47.7)	(48.6)	0.9

TREMFYA
US	1,145	654	75.1	75.1	—
Intl	445	295	50.9	44.0	6.9
WW	1,589	949	67.6	65.4	2.2

OTHER IMMUNOLOGY
US	39	0	*	*	—
Intl	2	0	*	*	*
WW	40	0	*	*	*

NEUROSCIENCE
US	1,439	1,148	25.4	25.4	—
Intl	675	628	7.6	4.3	3.3
WW	2,115	1,775	19.1	17.9	1.2

CAPLYTA(5)
US	249	—	*	*	—
Intl	—	—	—	—	—
WW	249	—	*	*	—

CONCERTA / methylphenidate
US	6	33	(79.6)	(79.6)	—
Intl	126	125	(0.3)	(1.4)	1.1
WW	132	159	(17.1)	(17.8)	0.7

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	704	796	(11.5)	(11.5)	—
Intl	281	267	5.2	1.9	3.3
WW	986	1,063	(7.3)	(8.2)	0.9

SPRAVATO
US	438	269	63.0	63.0	—
Intl	64	28	*	*	*
WW	503	297	69.0	67.8	1.2

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$40	49	(18.3)%	(18.3)%	—%
Intl	205	206	(0.7)	(4.3)	3.6
WW	245	255	(4.1)	(6.9)	2.8
PULMONARY HYPERTENSION
US	865	819	5.7	5.7	—
Intl	319	274	16.4	12.2	4.2
WW	1,184	1,092	8.4	7.4	1.0

OPSUMIT / OPSYNVI
US	458	408	11.9	11.9	—
Intl	185	162	14.8	10.9	3.9
WW	643	570	12.7	11.6	1.1

UPTRAVI
US	397	391	1.6	1.6	—
Intl	94	75	26.9	20.8	6.1
WW	491	465	5.7	4.7	1.0

OTHER PULMONARY HYPERTENSION
US	10	19	(43.7)	(43.7)	—
Intl	39	38	2.6	1.2	1.4
WW	49	57	(12.5)	(13.5)	1.0

INFECTIOUS DISEASES
US	303	331	(8.5)	(8.5)	—
Intl	505	443	13.9	5.6	8.3
WW	807	774	4.3	(0.4)	4.7

EDURANT / rilpivirine
US	5	7	(39.1)	(39.1)	—
Intl	379	315	20.6	11.1	9.5
WW	383	322	19.2	9.9	9.3

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	294	321	(8.4)	(8.4)	—
Intl	89	86	3.6	(2.9)	6.5
WW	383	407	(5.8)	(7.2)	1.4

OTHER INFECTIOUS DISEASES
US	4	1	92.9	92.9	—
Intl	37	43	(14.5)	(18.0)	3.5
WW	40	45	(9.9)	(13.2)	3.3
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$794	805	(1.4)%	(1.4)%	—%
Intl	142	153	(6.3)	(10.7)	4.4
WW	936	957	(2.2)	(2.9)	0.7

XARELTO
US	687	676	1.7	1.7	—
Intl	—	—	—	—	—
WW	687	676	1.7	1.7	—

OTHER
US	107	130	(17.4)	(17.4)	—
Intl	142	153	(6.3)	(10.7)	4.4
WW	249	281	(11.4)	(13.8)	2.4

TOTAL INNOVATIVE MEDICINE
US	9,689	8,977	7.9	7.9	—
Intl	6,074	5,355	13.4	7.9	5.5
WW	$15,763	14,332	10.0%	7.9%	2.1%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,374	1,221	12.5%	12.5%	—%
Intl	925	841	10.1	6.8	3.3
WW	2,299	2,062	11.5	10.1	1.4

ELECTROPHYSIOLOGY
US	746	681	9.5	9.5	—
Intl	679	640	6.2	3.2	3.0
WW	1,425	1,321	7.9	6.5	1.4

ABIOMED
US	358	308	16.5	16.5	—
Intl	102	77	33.1	25.4	7.7
WW	460	384	19.8	18.3	1.5

SHOCKWAVE
US	238	202	18.0	18.0	—
Intl	80	56	42.3	40.7	1.6
WW	318	258	23.3	22.9	0.4

OTHER CARDIOVASCULAR
US	31	31	(0.1)	(0.1)	—
Intl	64	68	(6.7)	(8.8)	2.1
WW	95	99	(4.6)	(6.1)	1.5

ORTHOPAEDICS
US	1,520	1,460	4.2	4.2	—
Intl	918	856	7.3	2.3	5.0
WW	2,438	2,315	5.3	3.5	1.8

HIPS
US	284	272	4.3	4.3	—
Intl	154	146	5.5	0.4	5.1
WW	439	418	4.7	2.9	1.8

KNEES
US	251	238	5.1	5.1	—
Intl	181	160	13.7	9.2	4.5
WW	432	398	8.6	6.8	1.8

TRAUMA
US	543	514	5.6	5.6	—
Intl	270	250	7.9	2.7	5.2
WW	813	764	6.4	4.7	1.7

SPINE, SPORTS & OTHER
US	442	434	1.9	1.9	—
Intl	312	300	4.2	(0.7)	4.9
WW	756	735	2.8	0.8	2.0
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$1,081	1,038	4.2%	4.2%	—%
Intl	1,563	1,469	6.4	3.4	3.0
WW	2,644	2,507	5.5	3.7	1.8

ADVANCED
US	489	478	2.5	2.5	—
Intl	687	673	1.9	(0.8)	2.7
WW	1,175	1,151	2.2	0.6	1.6

GENERAL
US	592	560	5.6	5.6	—
Intl	876	795	10.2	6.9	3.3
WW	1,468	1,357	8.3	6.3	2.0

VISION
US	531	509	4.3	4.3	—
Intl	889	794	11.9	8.5	3.4
WW	1,420	1,303	8.9	6.8	2.1

CONTACT LENSES / OTHER
US	417	396	5.3	5.3	—
Intl	592	541	9.3	5.3	4.0
WW	1,008	937	7.6	5.3	2.3

SURGICAL
US	113	113	0.6	0.6	—
Intl	297	252	17.7	15.3	2.4
WW	411	365	12.4	10.8	1.6

TOTAL MEDTECH
US	4,506	4,227	6.6	6.6	—
Intl	4,295	3,961	8.5	4.9	3.6
WW	$8,801	8,188	7.5%	5.8%	1.7%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$13,659	10,854	25.8%	25.8%	—%
Intl	11,721	9,926	18.1	15.6	2.5
WW	25,380	20,781	22.1	20.9	1.2

CARVYKTI
US	1,492	869	71.6	71.6	—
Intl	395	94	*	*	*
WW	1,887	963	95.9	94.3	1.6

DARZALEX
US	8,266	6,588	25.5	25.5	—
Intl	6,085	5,082	19.7	17.5	2.2
WW	14,351	11,670	23.0	22.0	1.0

ERLEADA
US	1,453	1,282	13.4	13.4	—
Intl	2,121	1,717	23.5	20.1	3.4
WW	3,574	2,999	19.2	17.2	2.0

IMBRUVICA
US	892	1,020	(12.5)	(12.5)	—
Intl	1,931	2,018	(4.3)	(6.7)	2.4
WW	2,823	3,038	(7.1)	(8.6)	1.5

RYBREVANT / LAZCLUZE(3)
US	534	257	*	*	—
Intl	200	70	*	*	*
WW	734	327	*	*	*

TALVEY
US	340	241	40.9	40.9	—
Intl	123	46	*	*	*
WW	463	287	61.3	60.3	1.0

TECVAYLI
US	444	418	6.3	6.3	—
Intl	226	131	72.8	70.4	2.4
WW	670	549	22.1	21.5	0.6

ZYTIGA / abiraterone acetate
US	23	34	(33.2)	(33.2)	—
Intl	480	597	(19.7)	(20.5)	0.8
WW	502	631	(20.4)	(21.2)	0.8

OTHER ONCOLOGY
US	214	145	47.5	47.5	—
Intl	162	172	(6.0)	(7.8)	1.8
WW	376	317	18.5	17.5	1.0

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$9,872	11,355	(13.1)%	(13.1)%	—%
Intl	5,856	6,473	(9.5)	(10.2)	0.7
WW	15,728	17,828	(11.8)	(12.0)	0.2

REMICADE
US	1,171	1,009	16.0	16.0	—
US Exports(4)	74	98	(24.8)	(24.8)	—
Intl	523	497	5.3	6.2	(0.9)
WW	1,768	1,605	10.2	10.5	(0.3)

SIMPONI / SIMPONI ARIA
US	1,193	1,082	10.3	10.3	—
Intl	1,475	1,108	33.1	32.8	0.3
WW	2,668	2,190	21.8	21.7	0.1

STELARA
US	3,847	6,720	(42.7)	(42.7)	—
Intl	2,230	3,641	(38.7)	(39.3)	0.6
WW	6,078	10,361	(41.3)	(41.5)	0.2

TREMFYA
US	3,529	2,443	44.5	44.5	—
Intl	1,626	1,227	32.5	30.4	2.1
WW	5,155	3,670	40.5	39.8	0.7

OTHER IMMUNOLOGY
US	59	3	*	*	—
Intl	2	0	*	*	*
WW	61	3	*	*	*

NEUROSCIENCE
US	5,151	4,398	17.1	17.1	—
Intl	2,686	2,718	(1.2)	(1.8)	0.6
WW	7,837	7,115	10.1	9.9	0.2

CAPLYTA(5)
US	700	—	*	*	—
Intl	—	—	—	—	—
WW	700	—	*	*	—

CONCERTA / methylphenidate
US	82	134	(38.6)	(38.6)	—
Intl	502	507	(1.2)	(0.7)	(0.5)
WW	584	641	(9.0)	(8.6)	(0.4)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	2,725	3,125	(12.8)	(12.8)	—
Intl	1,085	1,097	(1.1)	(1.8)	0.7
WW	3,810	4,222	(9.8)	(9.9)	0.1

SPRAVATO
US	1,485	929	59.9	59.9	—
Intl	210	148	41.9	39.1	2.8
WW	1,696	1,077	57.4	57.0	0.4
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$159	210	(24.5)%	(24.5)%	—%
Intl	889	965	(7.9)	(8.7)	0.8
WW	1,048	1,175	(10.9)	(11.5)	0.6

PULMONARY HYPERTENSION
US	3,223	3,143	2.6	2.6	—
Intl	1,214	1,140	6.5	4.9	1.6
WW	4,437	4,282	3.6	3.2	0.4

OPSUMIT / OPSYNVI
US	1,633	1,557	4.8	4.8	—
Intl	692	668	3.7	2.1	1.6
WW	2,325	2,225	4.5	4.0	0.5

UPTRAVI
US	1,536	1,511	1.7	1.7	—
Intl	366	307	19.4	17.4	2.0
WW	1,902	1,817	4.7	4.3	0.4

OTHER PULMONARY HYPERTENSION
US	54	75	(27.0)	(27.0)	—
Intl	155	165	(6.2)	(6.8)	0.6
WW	209	240	(12.7)	(13.0)	0.3

INFECTIOUS DISEASES
US	1,264	1,354	(6.6)	(6.6)	—
Intl	1,977	2,042	(3.2)	(6.5)	3.3
WW	3,241	3,396	(4.6)	(6.5)	1.9

EDURANT / rilpivirine
US	26	31	(18.4)	(18.4)	—
Intl	1,461	1,241	17.7	13.0	4.7
WW	1,486	1,272	16.9	12.2	4.7

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,226	1,311	(6.5)	(6.5)	—
Intl	353	401	(11.9)	(13.7)	1.8
WW	1,579	1,712	(7.7)	(8.1)	0.4

OTHER INFECTIOUS DISEASES
US	12	11	6.6	6.6	—
Intl	163	401	(59.3)	(59.5)	0.2
WW	175	412	(57.5)	(57.7)	0.2
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$3,175	2,866	10.8%	10.8%	—%
Intl	603	696	(13.3)	(13.8)	0.5
WW	3,778	3,562	6.1	6.0	0.1

XARELTO
US	2,633	2,373	11.0	11.0	—
Intl	—	—	—	—	—
WW	2,633	2,373	11.0	11.0	—

OTHER
US	542	494	9.8	9.8	—
Intl	603	696	(13.3)	(13.8)	0.5
WW	1,145	1,189	(3.7)	(4.0)	0.3

TOTAL INNOVATIVE MEDICINE
US	36,344	33,970	7.0	7.0	—
Intl	24,057	22,994	4.6	2.9	1.7
WW	$60,401	56,964	6.0%	5.3%	0.7%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$5,305	4,513	17.5%	17.5%	—%
Intl	3,623	3,194	13.4	11.9	1.5
WW	8,928	7,707	15.8	15.2	0.6

ELECTROPHYSIOLOGY
US	2,891	2,738	5.6	5.6	—
Intl	2,743	2,529	8.5	7.3	1.2
WW	5,634	5,267	7.0	6.4	0.6

ABIOMED
US	1,393	1,213	14.9	14.9	—
Intl	358	284	26.4	22.0	4.4
WW	1,751	1,496	17.1	16.2	0.9

SHOCKWAVE
US	897	442	*	*	—
Intl	249	122	*	*	*
WW	1,146	564	*	*	*

OTHER CARDIOVASCULAR
US	124	120	3.1	3.1	—
Intl	273	260	4.9	4.1	0.8
WW	397	380	4.3	3.8	0.5

ORTHOPAEDICS
US	5,720	5,689	0.5	0.5	—
Intl	3,538	3,470	2.0	(0.2)	2.2
WW	9,258	9,158	1.1	0.3	0.8

HIPS
US	1,080	1,057	2.1	2.1	—
Intl	594	581	2.2	0.1	2.1
WW	1,674	1,638	2.1	1.4	0.7

KNEES
US	924	922	0.2	0.2	—
Intl	663	623	6.5	4.6	1.9
WW	1,587	1,545	2.7	2.0	0.7

TRAUMA
US	2,058	2,013	2.2	2.2	—
Intl	1,088	1,036	5.0	2.7	2.3
WW	3,146	3,049	3.2	2.4	0.8

SPINE, SPORTS & OTHER
US	1,658	1,696	(2.2)	(2.2)	—
Intl	1,193	1,230	(3.0)	(5.3)	2.3
WW	2,852	2,926	(2.5)	(3.5)	1.0
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2025	2024	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$4,157	4,003	3.9%	3.9%	—%
Intl	5,980	5,842	2.4	1.5	0.9
WW	10,137	9,845	3.0	2.5	0.5

ADVANCED
US	1,900	1,838	3.4	3.4	—
Intl	2,678	2,650	1.0	0.1	0.9
WW	4,577	4,488	2.0	1.5	0.5

GENERAL
US	2,258	2,165	4.3	4.3	—
Intl	3,302	3,192	3.4	2.7	0.7
WW	5,560	5,358	3.8	3.3	0.5

VISION
US	2,225	2,128	4.6	4.6	—
Intl	3,243	3,018	7.4	5.9	1.5
WW	5,468	5,146	6.3	5.3	1.0

CONTACT LENSES / OTHER
US	1,754	1,684	4.1	4.1	—
Intl	2,157	2,049	5.3	3.2	2.1
WW	3,910	3,733	4.8	3.6	1.2

SURGICAL
US	471	444	6.1	6.1	—
Intl	1,086	969	12.1	11.6	0.5
WW	1,558	1,413	10.2	9.9	0.3

TOTAL MEDTECH
US	17,408	16,332	6.6	6.6	—
Intl	16,384	15,525	5.5	4.1	1.4
WW	$33,792	31,857	6.1%	5.4%	0.7%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Includes the sales of RYBREVANT and RYBREVANT + LAZCLUZE
(4)Reported as U.S. sales
(5)Acquired with Intra-Cellular Therapies on April 2, 2025